UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 Amendment No. 1
                                       to
                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    April 13, 2005
                                                     ---------------------------

                      Lexington Corporate Properties Trust
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                   1-12386                             13-3717318
--------------------------------------------------------------------------------
          (Commission File Number)          (IRS Employer Identification No.)

         One Penn Plaza, Suite 4015
             New York, New York                                     10119-4015
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 692-7200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously reported on Lexington Corporate Properties Trust (the "Trust") Current Report on Form 8-K dated April 13, 2005, the Trust, through its subsidiaries and joint venture programs, completed the acquisition of twenty-seven (27) properties from affiliates of Wells Real Estate Investment Trust, Inc. (the "Sellers"). Twenty-one (21) properties were acquired by the Trust and six (6) were acquired by various joint venture programs in which the Trust has ownership interests of 25% and 30%.

Of the twenty-one properties (21) acquired by the Trust, six (6) properties (the "Non-Net Leased Properties") were not subject to net leases. Financial information with respect to the properties that are subject to net leases is not required. A description of all of the Non-Net Lease Properties included in the acquisition can be found in the Current Report on Form 8-K dated April 13, 2005. Below is the location of each of the Non-Net Leased Properties:

6303 Barfield Road and                    1311 Broadfield Blvd.
859 Mount Vernon Hwy.                     Houston, TX
Atlanta, GA

3201 Quail Springs Pkwy.                  2800 Waterford Lake Dr.
Oklahoma City, OK                         Richmond, VA

5757 Decatur Blvd.                        4000 Johns Creek Pkwy.
Indianapolis, IN                          Atlanta, GA

The acquisition of the Non-Net Leased Properties was not individually significant to the Trust and none of the Sellers was an affiliate of the Trust. This amendment to Current Report on Form 8-K is being filed to provide certain historical and pro forma financial information related to this acquisition pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

     (1) Audited Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2004 for the Non-Net Leased Properties.

(b)  Pro forma financial information.

          (1) Unaudited Pro Forma financial information for the Trust is presented as follows:

               o Introduction to Pro Forma Condensed Consolidated Financial Statements;

               o Condensed consolidated balance sheet as of December 31, 2004;

               o Condensed consolidated statement of operations for the year ended December 31, 2004;

               o    Notes to Pro Forma Condensed Consolidated Financial
                    Statements;

               o Estimated Twelve Month Pro Forma Statement of Taxable Operating Results.

(c)  Exhibits.

     None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Lexington Corporate Properties Trust


Date: June 29, 2005                 By:  /s/ Patrick Carroll
                                        ---------------------------------------
                                         Patrick Carroll
                                         Chief Financial Officer

             Report of Independent Registered Public Accounting Firm

The Shareholders
Lexington Corporate Properties Trust:

We have audited the accompanying statement of revenues and certain operating expenses (the "Statement") of six properties acquired from affiliates of Wells Real Estate Investment Trust, Inc. The Statement is the responsibility of the properties management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit of the Statement provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and for inclusion in the Form 8-K of Lexington Corporate Properties Trust, as described in Note 1, and is not intended to be a complete presentation of the six properties acquired from affiliates of Wells Real Estate Investment Trust, Inc's revenues and expenses.

In our opinion, the Statement referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the six properties acquired from affiliates of Wells Real Estate Investment Trust, Inc. for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.



Marks Paneth & Shron LLP

Certified Public Accountants

New York, New York
May 23, 2005

                            Non-Net Leased Properties

            Statement of Revenues and Certain Operating Expenses for
                        the Year ended December 31, 2004
                             (amounts in thousands)


Revenues:
Rental                                                       $      14,234
Tenant reimbursements                                                2,306
                                                           ----------------
    Total revenues                                                  16,540
Property operating expenses                                          4,929
                                                           ----------------
    Revenues in excess of certain operating expenses         $      11,611
                                                           ================


       See notes to statement of revenues and certain operating expenses.

                            Non-Net Leased Properties

        Notes to Statement of Revenues and Certain Operating Expenses for
                        the Year ended December 31, 2004

1.  Organization and Basis of Presentation

The accompanying statement of revenues and certain operating expenses (the "Statement") includes the accounts of the six (6) properties located in various states which were acquired by Lexington Corporate Properties Trust (the "Trust") from affiliates of Wells Real Estate Investment Trust, Inc that were are not subject to a net lease (the "Non-Net Leased Properties") . The Non-Net Leased Properties have a combined total of approximately 850,000 square-feet of office space.

The Statement has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC), which requires that certain information with respect to real estate operations be included with certain SEC filings. The Statement for the year ended December 31, 2004, includes the historical revenues and certain operating expenses of the Non-Net Leased Properties, exclusive of certain historical expenses such as corporate expenses, mortgage interest, income taxes and depreciation and amortization, which may not be comparable to amounts expected to be incurred in the future.

Neither the Trust nor its affiliates are related to the sellers of the Non-Net Leased Properties. The Statement presents the results of operations of the Non-Net Leased Properties and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expenses which are not comparable to the expected future operations by the Trust. In assessing the Non-Net Leased Properties, the Trust considered each property's revenue sources, including those which have been affected and are expected to be affected in the future by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for office and industrial space and the ability of tenants to make payments when due. The Trust also considered each property's expenses including but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from tenants. Changes in these factors or as a result of other factors described in the notes to the pro forma data provided may cause future operating results to differ from the historical and pro forma operating results presented, but can not be predicted at this time.

2.  Significant Accounting Policies

Revenue Recognition
Rental income is recognized on a straight-line basis over the terms of the respective leases. The excess of amounts recognized as revenue on a straight line basis over the amounts due pursuant to the underlying leases was $730 for the year ended December 31, 2004.

The Non-Net Leased Properties are subject to a concentration of credit risk as four tenants aggregate approximately 81% of the amount recorded as revenue for the year ended December

31, 2004. Each of these four tenants exceeded 10% of the amount recorded as revenue for the year ended December 31, 2004. The most significant of the four tenants represented approximately 35% of revenue for the year ended December 31, 2004, 45% of the revenue for the year ended December 31, 2004 was from two properties in the Atlanta, Georgia area.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the properties' management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Minimum Future Rental Payments

Minimum future rental receipts under the noncancellable portion of tenant leases, assuming no new or negotiated leases, for the next five years and thereafter are as follows:

         Year ending December 31,
         ------------------------
         2005                                               $  15,557
         2006                                                  15,703
         2007                                                  15,824
         2008                                                  16,032
         2009                                                  15,418
         Thereafter                                            40,572
                                                         -------------
                                                            $ 119,106
                                                         =============

The above minimum lease payments do not include reimbursements to be received from tenants for certain operating expenses and real estate taxes.

4. Related Party Transactions

Wells Management Company, Inc. and Wells Capital Inc. are affiliates of Wells Real Estate Investment Trust, Inc. For its services in connection with the management of the Properties, Wells Management Company, Inc. received a net management fee of 4.5% of gross receipts. Net management fees totaling $597 were incurred by the Properties for the year ended December 31, 2004. For its services in connection with its administrative staff Wells Capital Inc. was reimbursed $75 for salaries.

                      Lexington Corporate Properties Trust

 Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2004, reflects the financial position of Lexington Corporate Properties Trust (the "Trust") as if the acquisition of the six (6) properties (the "Non-Net Leased Properties") had occurred on December 31, 2004.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004, present the results of operations of the Trust as if the acquisition of the Non-Net Leased Properties had occurred on January 1, 2004. These unaudited pro forma condensed consolidated financial statements should be read in connection with the financial statements of the Trust for the year ended December 31, 2004, included in the Trust's Annual Report on Form 10-K and the financial statements included in Item 9.01 (a) of the Trust's Amendment No.1 to Form 8-K (date of earliest reported event: April 13, 2005).

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations of the Trust for any future period. Differences could result from, among other considerations, future changes in the Trust's portfolio of investments, changes in interest rates, changes in the capital structure of the Trust, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2004.

                      Lexington Corporate Properties Trust

            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2004
                             (amounts in thousands)


                                                                         Historical            Properties
                                                                            (A)                   (B)               Pro Forma
                                                                     ------------------    ------------------    ----------------

                              Assets
Real estate, at cost                                                   $     1,407,872       $       142,427       $   1,550,229
Less: accumulated depreciation                                                 180,610                     -             180,610
                                                                     ------------------    ------------------    ----------------
                                                                             1,227,262               142,427           1,369,689
Properties held for sale - discontinued operations                              13,216                     -              13,216
Intangible assets                                                               54,736                29,667              84,403
Investment in and advances to non-consolidated entities                        132,738                     -             132,738
Cash and cash equivalents                                                      146,957              (62,847)              84,110
Deferred expenses                                                                7,860                   727               8,587
Rent receivable, current and deferred                                           28,046                     -              28,046
Notes receivable from affiliate                                                 45,800                     -              45,800
Other assets, net                                                               40,471                     -              40,471
                                                                     ------------------    ------------------    ----------------
                                                                       $     1,697,086       $       109,974       $   1,807,060
                                                                     ==================    ==================    ================

               Liabilities and Shareholders' Equity
Liabilities:
Mortgages and notes payable                                            $       765,144       $       108,535       $     873,679
Liabilities - discontinued operations                                            1,688                     -               1,688
Accounts payable and other liabilities                                          12,406                     -              12,406
Accrued interest payable                                                         5,808                     -               5,808
Prepaid rent                                                                     3,818                     -               3,818
Deferred revenue                                                                 4,173                 1,439               5,612
                                                                     ------------------    ------------------    ----------------
                                                                               793,037               109,974             903,011
Minority interest                                                               56,759                     -              56,759
                                                                     ------------------    ------------------    ----------------
                                                                               849,796               109,974             959,770
                                                                     ------------------    ------------------    ----------------
Shareholders' Equity
Preferred shares, par value $0.0001 per share, authorized
10,000,000 shares:                                                                   -                     -                   -
Series B Cumulative Redeemable Preferred, liquidation preference
$79,000. 3,160,000 shares issued an outstanding                                 76,315                     -              76,315
Series C Cumulative Convertible Preferred, liquidation preference
$135,000, 2,700,000 shares issued and outstanding                              131,126                     -             131,126
Common shares, par value $0.0001 per share, authorized 80,000,000
shares, 48,621,273 shares issued and outstanding                                     5                     -                   5
Additional paid-in-capital                                                     766,882                     -             766,882
Deferred compensation, net                                                     (8,692)                     -             (8,692)
Accumulated distribution in excess of net income                             (118,346)                     -           (118,346)
                                                                     ------------------    ------------------    ----------------
Total shareholders' equity                                                     847,290                     -             847,290
                                                                     ------------------    ------------------    ----------------
                                                                       $     1,697,086       $       109,974       $   1,807,060
                                                                     ==================    ==================    ================


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                      Lexington Corporate Properties Trust

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                December 31, 2004
                  (amounts in thousands, except per share data)



                                                                                    Pro Forma
                                                             Historical          Adjustments of the             Pro Forma as
                                                                (AA)                 Properties                   Adjusted
                                                        -------------------    ---------------------        -------------------
Revenues:
Rental                                                    $        140,003       $           16,551     BB    $        156,554
Advisory fees                                                        4,885                        -                      4,885
Tenant reimbursement                                                 6,337                    2,306     BB               8,643
                                                        -------------------    ---------------------        -------------------
   Total gross revenues                                            151,225                   18,857                    170,082
Expenses applicable to revenues:
   Depreciation and amortization                                  (38,930)                 (11,252)     CC            (50,182)
   Property operating                                             (10,451)                  (4,929)     BB            (15,380)
General and administrative                                        (13,939)                        -                   (13,939)
Write-off - tenant bankruptcy                                      (2,884)                        -                    (2,884)
Non-operating income                                                 3,276                        -                      3,276
Interest and amortization expense                                 (46,437)                  (5,771)     DD            (52,208)
                                                        -------------------    ---------------------        -------------------
Income (loss) before provision for income taxes,
  minority interests, equity in earnings of
  non-consolidated entities and discontinued
  operations                                                        41,860                  (3,095)                     38,765
Provision for income taxes                                         (1,181)                        -                    (1,181)
Minority interests                                                 (4,196)                        -                    (4,196)
Equity in earnings of non-consolidated entities                      7,194                        -                      7,194
                                                        -------------------    ---------------------        -------------------
Income (loss) from continuing operations                  $         43,677       $          (3,095)           $         40,582
                                                        ===================    =====================        ===================

Basic - Income from continuing operations                 $           0.79                                    $           0.72
                                                        ===================                                 ===================
Diluted - Income from continuing operations               $           0.79                                    $           0.72
                                                        ===================                                 ===================
Basic weighted average shares outstanding                       46,551,328                                          46,551,328
Diluted weighted average shares outstanding                     52,048,909                                          52,048,909

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                      Lexington Corporate Properties Trust

   Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

Adjustments to Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet as of December 31, 2004 are as follows:

     (A) Reflects the Trust's historical condensed consolidated balance sheet as of December 31, 2004.

     (B) Reflects the pro forma acquisition of the Non-Net Leased Properties as follows:

     Assets purchased:
             Building                                      $ 130,576
             Land                                             11,851
                                                          -----------
                Total real estate, at cost                   142,427
             Intangible assets                                29,667
             Deferred expenses                                   727
     Less liabilities:
             Mortgages and notes payable                     108,535
             Deferred revenue - below-market leases            1,439
                                                          -----------
             Cash paid                                     $  62,847
                                                          ===========


Adjustments to Pro Forma Condensed Consolidated Statement of Operations

The adjustments to the pro forma condensed consolidated statement of operations for the year ended December 31, 204 are as follows:

     (AA) Reflects the Trust's historical condensed consolidated statement of operations for the year ended December 31, 2004.

     (BB) Reflects the pro forma acquisition of the Non-Net Leased Properties as follows:



     Revenues:                                        Historical              Adjustments
                                                     Revenues and            Resulting from
                                                   Certain Operating         Purchasing the             Pro Forma,
                                                       Expenses                Properties                Adjusted
                                                  --------------------    ---------------------     -----------------
     Rental                                         $          14,234       $            2,317        $       16,551
     Tenant reimbursements                                      2,306                        -                 2,306
                                                  --------------------    ---------------------     -----------------
         Total revenues                                        16,540                    2,317                18,857
     Property operating expenses                    $           4,929       $                -        $        4,929

       Increase in rental revenues reflects (i) the recalculation of straight-line rents as of January 1, 2004 and (ii) the amortization of above and below-market leases on a straight-line basis over the remaining term of in-place leases.

     (CC) Depreciation has been adjusted to reflect the Non-Net Leased Properties total acquisition cost depreciated on a straight line basis over the estimated economic useful life of the real estate. Amortization includes the pro forma effect of amortization of intangibles on a straight-line basis over the remaining term of the respective leases.

     (DD) The pro forma adjustment to interest expense reflects additional interest expense as a result of new mortgages obtained of $108,535 (at a weighted average rate of 5.24%) to partially fund the acquisitions. The pro forma adjustment to amortization expense reflects the pro forma adjustment of deferred mortgage costs which are amortized over the term of the related mortgages.

                      Lexington Corporate Properties Trust

     Estimated Twelve Month Pro Forma Statement of Taxable Operating Results
                                  (unaudited)

                             (amounts in thousands)


The following unaudited statement is a pro forma estimate for a twelve month period of taxable operating results of the six (6) properties (the Non-Net Leased Properties") acquired from affiliates of Wells Real Estate Investment Trust, Inc. The pro forma statements are based on the audited Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2004 adjusted for certain items related to operations which can be factually supported. This statement does not purport to forecast actual taxable operating results for any period in the future.

This statement should be read in conjunction with (i) the statement of revenues and certain operating expenses and (ii) the pro forma financial statements of Lexington Corporate Properties Trust (contained elsewhere in this Form 8-K).


                                                                                           December 31, 2004
Revenues in excess of certain operating expenses                                          $           11,611
Estimated net adjustment for tax basis income recognition (Note 1)                                     (730)
Estimated tax depreciation and amortization (Note 2)                                                 (3,970)
Estimated interest and amortization expense                                                          (5,771)
                                                                                        ---------------------
Pro forma estimate of taxable operating results                                           $            1,140
                                                                                        =====================

Note 1: Represents the net adjustment to reverse the effect of rental revenue recognized on a straight line basis.

Note 2: Tax depreciation is based on the original cost allocated to the buildings, depreciated on a straight line basis over their respective tax lives.